Deal Summary Report			CSFB05-8G1BBG
				Assumptions
Settlement	31-Aug-05	Prepay		100 PPC
1st Pay Date	25-Sep-05	Default		0 CDR
		Recovery	0	months
		Severity		0%

Tranche	Balance	Coupon	Principal	Avg	Dur	Yield	Spread
Name			Window	Life			bp
1A3	19,000,000.00	5.25	09/10 - 05/35	10.62	7.69	5.53	130
1A1	168,829,000.00	5.25	09/05 - 07/16	3	2.61	5.264	130
1A2	2,171,000.00	5.25	08/16 - 05/35	14.67	13.61	6.1	180
1B1	12,127,660.00	5.25	09/05 - 05/35	9.9	7.26	5.34	111

Treasury Swaps
Mat 6MO 2YR 3YR 5YR 10YR 30YR 1YR 2YR 3YR 5YR 10YR 30YR
Yld 3.645 3.899 3.953 4.034 4.230 4.458 4.121 4.277 4.339 4.468 4.667 4.917

				Collateral
Settlement		Balance	WAC	WAM	Age	WAL	Dur
1st Pay Date		$202,127,660.00	5.87	357	3	4.33	3.49

Tranche	Bench	Price	$@1bp	Accrued	NetNet	Dated	Notes
Name		%		Int(M)	(MM)	Date
1A3	Nearest	97-29.91	14370.38	83.13	18.691	1-Aug-05	FIX
1A1	Interp	99-24.00	44086.99	738.63	169.146	1-Aug-05	FIX
1A2	Interp	89-11.67	2652.56	9.5	1.95	1-Aug-05	FIX
1B1	Interp	99-12.92	8787.43	53.06	12.108	1-Aug-05	FIX

CSFB05-8G1BBG - Dec - 1A1

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	98	89	79	69	59
25-Aug-07	97	76	58	41	27
25-Aug-08	95	66	42	22	8
25-Aug-09	93	56	29	9	0
25-Aug-10	91	47	18	*	0
25-Aug-11	90	40	11	0	0
25-Aug-12	87	34	6	0	0
25-Aug-13	85	29	3	0	0
25-Aug-14	83	25	2	0	0
25-Aug-15	81	21	1	0	0
25-Aug-16	78	18	0	0	0
25-Aug-17	76	15	0	0	0
25-Aug-18	73	13	0	0	0
25-Aug-19	70	11	0	0	0
25-Aug-20	67	9	0	0	0
25-Aug-21	64	7	0	0	0
25-Aug-22	61	5	0	0	0
25-Aug-23	57	4	0	0	0
25-Aug-24	53	3	0	0	0
25-Aug-25	49	2	0	0	0
25-Aug-26	45	*	0	0	0
25-Aug-27	40	0	0	0	0
25-Aug-28	35	0	0	0	0
25-Aug-29	30	0	0	0	0
25-Aug-30	25	0	0	0	0
25-Aug-31	19	0	0	0	0
25-Aug-32	13	0	0	0	0
25-Aug-33	6	0	0	0	0
25-Aug-34	0	0	0	0	0

WAL	18.16	6.22	3	1.94	1.43
Principal Window	Sep05-Jul34	Sep05-Feb27	Sep05-Jul16	Sep05-Sep10	Sep05-Apr09

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G1BBG - Dec - 1A2

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	105	105	105	105	105
25-Aug-07	111	111	111	111	111
25-Aug-08	117	117	117	117	117
25-Aug-09	123	123	123	123	0
25-Aug-10	130	130	130	130	0
25-Aug-11	137	137	137	0	0
25-Aug-12	144	144	144	0	0
25-Aug-13	152	152	152	0	0
25-Aug-14	160	160	160	0	0
25-Aug-15	169	169	169	0	0
25-Aug-16	178	178	173	0	0
25-Aug-17	188	188	134	0	0
25-Aug-18	198	198	104	0	0
25-Aug-19	208	208	80	0	0
25-Aug-20	219	219	62	0	0
25-Aug-21	231	231	47	0	0
25-Aug-22	244	244	36	0	0
25-Aug-23	257	257	27	0	0
25-Aug-24	271	271	20	0	0
25-Aug-25	285	285	15	0	0
25-Aug-26	300	300	11	0	0
25-Aug-27	317	274	8	0	0
25-Aug-28	334	221	6	0	0
25-Aug-29	352	174	4	0	0
25-Aug-30	370	133	3	0	0
25-Aug-31	390	97	2	0	0
25-Aug-32	411	66	1	0	0
25-Aug-33	434	39	1	0	0
25-Aug-34	405	15	*	0	0
25-Aug-35	0	0	0	0	0

WAL	29.36	24.85	14.67	5.26	3.74
Principal Window	Jul34-May35	Feb27-May35	Aug16-May35	Sep10-Jan11	Apr09-Jun09

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G1BBG - Dec - 1A3

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	100	100	100	100	100
25-Aug-07	100	100	100	100	100
25-Aug-08	100	100	100	100	100
25-Aug-09	100	100	100	100	83
25-Aug-10	100	100	100	100	26
25-Aug-11	99	96	93	69	0
25-Aug-12	99	92	84	39	0
25-Aug-13	97	85	73	22	0
25-Aug-14	96	77	60	13	0
25-Aug-15	93	67	47	9	0
25-Aug-16	91	59	36	6	0
25-Aug-17	88	51	28	4	0
25-Aug-18	85	45	22	3	0
25-Aug-19	82	39	17	2	0
25-Aug-20	79	33	13	1	0
25-Aug-21	75	29	10	1	0
25-Aug-22	71	25	8	1	0
25-Aug-23	68	21	6	*	0
25-Aug-24	63	18	4	*	0
25-Aug-25	59	15	3	*	0
25-Aug-26	54	12	2	*	0
25-Aug-27	50	10	2	*	0
25-Aug-28	44	8	1	*	0
25-Aug-29	39	6	1	*	0
25-Aug-30	33	5	1	*	0
25-Aug-31	27	4	*	*	0
25-Aug-32	20	2	*	*	0
25-Aug-33	13	1	*	*	0
25-Aug-34	6	1	*	*	0
25-Aug-35	0	0	0	0	0

WAL	20.83	13.53	10.62	7.26	4.64
Principal Window	Sep10-May35	Sep10-May35	Sep10-May35	Sep10-May35	Jun09-Aug11

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G1BBG - Dec - 1B1

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	99	99	99	99	99
25-Aug-07	97	97	97	97	97
25-Aug-08	96	96	96	96	96
25-Aug-09	94	94	94	94	94
25-Aug-10	93	93	93	93	93
25-Aug-11	91	88	85	82	78
25-Aug-12	89	83	76	70	46
25-Aug-13	87	76	65	55	27
25-Aug-14	85	68	53	40	16
25-Aug-15	83	60	42	28	9
25-Aug-16	81	52	32	19	5
25-Aug-17	78	46	25	13	3
25-Aug-18	76	40	19	9	2
25-Aug-19	73	35	15	6	1
25-Aug-20	70	30	12	4	1
25-Aug-21	67	26	9	3	*
25-Aug-22	64	22	7	2	*
25-Aug-23	60	19	5	1	*
25-Aug-24	57	16	4	1	*
25-Aug-25	53	13	3	*	*
25-Aug-26	49	11	2	*	*
25-Aug-27	44	9	2	*	*
25-Aug-28	40	7	1	*	*
25-Aug-29	35	6	1	*	*
25-Aug-30	29	4	1	*	*
25-Aug-31	24	3	*	*	*
25-Aug-32	18	2	*	*	*
25-Aug-33	12	1	*	*	*
25-Aug-34	5	1	*	*	*
25-Aug-35	0	0	0	0	0

WAL	19.02	12.49	9.9	8.62	7.17
Principal Window	Sep05-May35	Sep05-May35	Sep05-May35	Sep05-May35	Sep05-May35

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-8G1BBG - Dec - COLLAT

Date	1	2	3	4	5
31-Aug-05	100	100	100	100	100
25-Aug-06	99	90	82	74	65
25-Aug-07	97	80	65	51	39
25-Aug-08	96	71	51	35	23
25-Aug-09	94	63	40	24	14
25-Aug-10	93	56	32	17	8
25-Aug-11	91	49	25	11	5
25-Aug-12	89	43	19	8	3
25-Aug-13	87	38	15	5	2
25-Aug-14	85	34	12	4	1
25-Aug-15	83	29	9	3	1
25-Aug-16	81	26	7	2	*
25-Aug-17	78	23	6	1	*
25-Aug-18	76	20	4	1	*
25-Aug-19	73	17	3	1	*
25-Aug-20	70	15	3	*	*
25-Aug-21	67	13	2	*	*
25-Aug-22	64	11	1	*	*
25-Aug-23	60	9	1	*	*
25-Aug-24	57	8	1	*	*
25-Aug-25	53	7	1	*	*
25-Aug-26	49	5	*	*	*
25-Aug-27	44	4	*	*	*
25-Aug-28	40	4	*	*	*
25-Aug-29	35	3	*	*	*
25-Aug-30	29	2	*	*	*
25-Aug-31	24	2	*	*	*
25-Aug-32	18	1	*	*	*
25-Aug-33	12	1	*	*	*
25-Aug-34	5	*	*	*	*
25-Aug-35	0	0	0	0	0

WAL	19.02	7.76	4.33	2.88	2.11
Principal Window	Sep05-May35	Sep05-May35	Sep05-May35	Sep05-May35	Sep05-May35

Prepay	0 PPC	50 PPC	100 PPC	150 PPC	200 PPC

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.